                                                                      Exhibit 22

                          SUBSIDIARIES OF THE COMPANY
                          ---------------------------

                                                            JURISDICTION
     NAME OF SUBSIDIARY                                     OF INCORPORATION
     ------------------                                     ----------------

Aiken Regional Medical Centers, Inc.                        South Carolina

The Alliance for Creative Development, Inc.                 Pennsylvania

Alliance Regional Health Plans, Inc. (Non-profit)           Texas

The Arbour, Inc.                                            Massachusetts

Arbour Elder Services, Inc.                                 Massachsetts

Arkansas Surgery Center of Fayetteville, L.P.               Arkansas

ASC of Clarkston, Inc.                                      Michigan

ASC of Corona, Inc.                                         California

ASC of Las Vegas, Inc.                                      Nevada

ASC of Littleton, Inc.                                      Colorado

ASC of Midwest City, Inc.                                   Oklahoma

ASC of New Albany, Inc.                                     Indiana

ASC of Palm Springs, Inc.                                   California

ASC of Ponca City, Inc.                                     Oklahoma

ASC of Springfield, Inc.                                    Missouri

ASC of St. George, Inc.                                     Utah

Auburn Regional Medical Center, Inc.                        Washington

The BridgeWay, Inc.                                         Arkansas

Chalmette Medical Center, Inc.                              Louisiana

Children's Hospital of McAllen, Inc.                        Texas

Children's Reach, L.L.C.                                    Pennsylvania

                                                            JURISDICTION
     NAME OF SUBSIDIARY                                     OF INCORPORATION
     ------------------                                     ----------------

Comprehensive Occupational and Clinical Health, Inc.        Delaware

Contemporary Physician Services, Inc.                       Texas

Del Amo Hospital, Inc.                                      California

District Hospital Partners, L.P.                            District of Columbia

Doctors' General Hospital, Ltd.                             Florida

Doctors' Hospital of Shreveport, Inc.                       Louisiana

Eye West Laser Vision, L.P.                                 Delaware

Forest View Psychiatric Hospital, Inc.                      Michigan

Glen Oaks Hospital, Inc.                                    Texas

Health Care Finance & Construction Corp.                    Delaware

HRI Clinics, Inc.                                           Massachusetts

HRI Hospital, Inc.                                          Massachusetts

Hope Square Surgical Center, L.P.                           Delaware
 (d/b/a Surgery Centers of the Desert)

Inland Valley Regional Medical Center, Inc.                 California

Internal Medicine Associates of Doctors' Hospital, Inc.     Louisiana

La Amistad Residential Treatment Center, Inc.               Florida

Lakeside Women's Center of Oklahoma City, L.L.C.            Oklahoma

Manatee Memorial Hospital, L.P.                             Delaware

McAllen Holdings, Inc.                                      Texas

McAllen Medical Center, Inc.                                Texas

                                                            JURISDICTION
     NAME OF SUBSIDIARY                                     OF INCORPORATION
     ------------------                                     ----------------

McAllen Medical Center, L.P.                                Delaware
 (d/b/a Edinburg Regional Medical Center
  and McAllen Medical Center)

McAllen Medical Center Foundation (Non-Profit)              Texas

McAllen Medical Center Physicians Group, Inc. (Non-profit)  Texas

Meridell Achievement Center, Inc.                           Texas

Merion Building Management, Inc.                            Delaware

New Albany Outpatient Surgery, L.P.                         Delaware
 (d/b/a Surgical Center of New Albany)

Northern Nevada Medical Center, L.P.                        Delaware
 (d/b/a Northern Nevada Medical Center)

Northwest Texas Healthcare System, Inc.                     Texas

The Pavilion Foundation                                     Illinois

Pueblo Medical Center, Inc.                                 Nevada

Professional Surgery Corporation of Arkansas                Arkansas

RCW of Edmond, Inc.                                         Oklahoma

Relational Therapy Clinic, Inc.                             Louisiana

Renaissance Women's Center of Austin, L.L.C.                Delaware

Renaissance Women's Center of Edmond, L.L.C.                Oklahoma

Renaissance Women's Center of Enid, L.L.C.                  Oklahoma

Renaissance Women's Center of South Oklahoma City, L.L.C.   Oklahoma

River Crest Hospital, Inc.                                  Texas

River Oaks, Inc.                                            Louisiana

                                                            JURISDICTION
     NAME OF SUBSIDIARY                                     OF INCORPORATION
     ------------------                                     ----------------

River Parishes Internal Medicine, Inc.                      Louisiana

Seacoast Outpatient Surgical Center, Limited Partnership    New Hampshire

SOSC, Inc.                                                  New Hampshire

Sparks Family Hospital, Inc.                                Nevada

St. George Surgical Center, L.P.                            Delaware
 (d/b/a St. George Surgery Center)

St. Louis Behavioral Medicine Institute, Inc.               Missouri

Summerlin Hospital Medical Center, LLC                      Delaware

Summerlin Hospital Medical Center, L.P.                     Delaware

Surgery Center of Corona, L.P.                              Delaware
 (d/b/a Surgery Center of Corona)

Surgery Center of Littleton, L.P.                           Delaware
 (d/b/a Littleton Day Surgery Center)

Surgery Center of Midwest City, L.P.                        Delaware
 (d/b/a MD Physicians Surgicenter of Midwest City)

Surgery Center of Odessa, L.P.                              Delaware
 (d/b/a Surgery Center of Texas)

Surgery Center of Ponca City, L.P.                          Delaware
 (d/b/a Outpatient Surgical Center of Ponca City)

Surgery Center of Springfield, L.P.                         Delaware
 (d/b/a Surgery Center of Springfield)

Surgery Center of Waltham, Limited Partnership              Massachusetts
 (d/b/a Surgery Center of Waltham)

Tonopah Health Services, Inc.                               Nevada

                                                            JURISDICTION
     NAME OF SUBSIDIARY                                     OF INCORPORATION
     ------------------                                     ----------------

Turning Point Care Center, Inc.                             Georgia
 (d/b/a Turning Point Hospital)

Two Rivers Psychiatric Hospital, Inc.                       Delaware

UHS of Belmont, Inc.                                        Delaware

UHS of Bethesda, Inc.                                       Delaware

UHS of Columbia, Inc.                                       District of Columbia

UHS Croyden Limited                                         United Kingdom

UHS of D.C., Inc.                                           Delaware

UHS of Delaware, Inc.                                       Delaware

UHS of Fayetteville, Inc.                                   Arkansas

UHS of Florida, Inc.                                        Florida

UHS of Fuller, Inc.                                         Massachusetts

UHS Holding Company, Inc.                                   Nevada

UHS of Illinois, Inc.                                       Illinois

UHS International Limited                                   United Kingdom

UHS Las Vegas Properties, Inc.                              Nevada

UHS Leasing Company, Limited                                United Kingdom

UHS London Limited                                          United Kingdom

UHSMS, Inc.                                                 Delaware

UHS of Manatee, Inc.                                        Florida

UHS of New Orleans, Inc.                                    Louisiana
 (d/b/a Chalmette Hospital and River Parishes Hospital)

                                                            JURISDICTION
     NAME OF SUBSIDIARY                                     OF INCORPORATION
     ------------------                                     ----------------

UHS of Odessa, Inc.                                         Texas

UHS of Pennsylvania, Inc.                                   Pennsylvania

UHS of Plantation, Inc.                                     Florida

UHS of Puerto Rico, Inc.                                    Delaware

UHSR Corporation                                            Delaware

UHS Receivables Corp.                                       Delaware

UHS Recovery Foundation, Inc.                               Pennsylvania

UHS of River Parishes, Inc.                                 Louisiana

UHS of Riverton, Inc.                                       Washington

UHS of Timberlawn, Inc.                                     Texas

UHS of Vermont, Inc.                                        Vermont

UHS of Waltham, Inc.                                        Massachusetts

Universal Health Network, Inc.                              Nevada

Universal Health Pennsylvania Properties, Inc.              Pennsylvania

Universal Health Recovery Centers, Inc.                     Pennsylvania
 (d/b/a UHS KeyStone Center)

Universal Health Services of Cedar Hill, Inc.               Texas

Universal Health Services of Concord, Inc.                  California

Universal Probation Services, Inc.                          Georgia

Universal Treatment Centers, Inc.                           Delaware

                                                            JURISDICTION
     NAME OF SUBSIDIARY                                     OF INCORPORATION
     ------------------                                     ----------------

Valley Health System, LLC                                   Delaware

Valley Hospital Medical Center, Inc.                        Nevada

Valley Surgery Center, L.P.                                 Delaware
 (d/b/a Goldring Surgery Center)

Victoria Regional Medical Center, Inc.                      Texas

Wellington Physician Alliances, Inc.                        Florida

Wellington Regional Medical Center Incorporated             Florida

Westlake Medical Center, Inc.                               California